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                                                                     EXHIBIT 4.1

FACE

Garden.com, Inc.

COMMON STOCK   COMMON STOCK

C

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

CUSIP 365199 10 8

THIS CERTIFIES THAT    IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
Garden.com, Inc.
transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the signatures of the duly authorized officers of the Corporation.
Dated:

President and Chief Executive Officer

Secretary

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE


BACK


Garden.com, Inc.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

             /tilde/
        TEN COM N       as tenants in common
             /tilde/
        TEN ENT N       as tenants by the entireties
             /tilde/
        JT TEN  N       as joint tenants with right
                        of survivorship and not as
                        tenants in common

                               /tilde/
               UNIF GIFT MIN ACT  N           Custodian
                                    --------            --------
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                              (Cust)                              (Minor)
                        Under Uniform Gifts to Minors
                        Act
                            -------------------------
(State)


Additional abbreviations may also be used though not in the above list.

    For Value Received, hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE



PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.
Dated

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR EN-LARGEMENT OR ANY CHANGE WHATEVER.

X
        (SIGNATURE)


X
        (SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: